UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2026 (July 7, 2026)

TECNOGLASS HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3550 NW 49th Street, Miami, Florida 33142

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Tecnoglass Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 amends and restates Item 5.03 of the Current Report on Form 8-K filed by Tecnoglass Inc. on July 7, 2026 (the “Original Form 8-K”). Except as set forth below, this Amendment No. 1 does not amend, modify, or update any disclosures contained in the Original Form 8-K. Except as set forth below, nothing contained in this Amendment No. 1 updates any disclosure contained in the Original Form 8-K to reflect any events occurring after the filing of the Original Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K and with the Company’s other filings with the SEC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, effective July 7, 2026, Tecnoglass Inc. (the “Company”) completed its previously announced change of jurisdiction of incorporation from the Cayman Islands to the State of Florida through a transaction known as a continuation under Section 206 of the Companies Act (as amended) of the Cayman Islands and Section 607.11920 of the Florida Business Corporation Act (the “Continuation”).

In connection with the Continuation, the Company filed Articles of Incorporation with the State of Florida on July 7, 2026. Due to an administrative issue with the State of Florida, the state required the Company’s name to be changed. Accordingly, a corrected copy of the Articles of Incorporation changing the Company’s name to “Tecnoglass Holdings Inc.” was filed with the State of Florida on July 14, 2026, which corrected copy is attached to this Current Report on Form 8-K/A as Exhibit 3.1. No other change was made to the Articles of Incorporation as previously filed. The Company’s Common Stock continues to be listed and traded on the New York Stock Exchange under the trading symbol “TGLS” and the CUSIP number relating to the Company’s shares of Common Stock remain 87877F 103. The Company’s new name will be effective on the New York Stock Exchange on July 31, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the anticipated effects of the Continuation. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors including those risks more fully discussed in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the U.S. Securities and Exchange Commission. All information herein is as of the date set forth above, and the Company undertakes no duty to update such information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2026

TECNOGLASS HOLDINGS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer